UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 19, 2004

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-20981                  33-0485994
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)

               6339 Paseo del Lago
               Carlsbad, California                     92009
      (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

         On July 23, 2004, Document Sciences Corporation issued a press release to report the acquisition of Objectiva Software Solutions, Inc. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits:

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit Number             Description of Exhibit
         --------------             ----------------------

                  99.1 Press release, dated July 23, 2004, reporting the acquisition of Objectiva Software Solutions, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July 23, 2004
                                    DOCUMENT SCIENCES CORPORATION

                                    By:   /s/ John L. McGannon
                                          --------------------
                                    Name: John L. McGannon
                                    Its:  President, Chief Executive Officer and
                                          Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit Number                              Description

99.1 Press release, dated July 23, 2004, reporting the acquisition of Objectiva Software Solutions, Inc.


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